                                POWER OF ATTORNEY

We, the undersigned directors and/or officers of Lincoln Life & Annuity Company of New York, hereby constitute and appoint Kelly D. Clevenger, Christine S. Frederick, Robert L. Grubka, Brian A. Kroll, Lawrence A. Samplatsky, Rise C. M. Taylor and Frederick C. Tedeschi, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms S-6, N-6, N-3, or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any amendment to said Registration Statements as follows:

VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS:

Lincoln Life & Annuity Flexible Premium Variable Life Account M: 333-141788; 333-141779; 333-141767; 333-141771; 333-141775; 333-141782; 333-141785;
333-141789; 333-141790; 333-148917

LLANY Separate Account R for Flexible Premium Variable Life: 333-141768; 333-141772; 333-141776; 333-141780; 333-141784; 333-141786; 333-149053

LLANY Separate Account S for Flexible Premium Variable Life: 333-141777; 333-141773; 333-141769

Lincoln Life & Annuity Flexible Premium Variable Life Account Y: 333-141770; 333-141774; 333-141778; 333-141783; 333-141781; 333-141787

Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B: 33-77496

VARIABLE ANNUITY SEPARATE ACCOUNTS:

Lincoln Life & Annuity Variable Annuity Account H: 333-141756; 333-141758; 333-141761; 333-141754; 333-141763; 333-141766; 333-147675; 333-148207;
333-147710

Lincoln Life & Annuity Variable Annuity Account L: 333-141755

Lincoln New York Account N for Variable Annuities: 333-141752; 333-141757; 333-141759; 333-141760; 333-141765; 333-141762; 333-145531; 333-148208;
333-147673; 333-147711

The execution of this document by the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.

SIGNATURE                               TITLE
---------                               -----


/s/ Dennis R. Glass                     President and Director
-------------------------------------   (Principal Executive Officer)
Dennis R. Glass


/s/ Frederick J. Crawford               Senior Vice President, Chief Financial
-------------------------------------   Officer and Director
Frederick J. Crawford                   (Principal Financial Officer)


/s/ Michael J. Burns                    Senior Vice President
-------------------------------------
Michael J. Burns


/s/ Charles C. Cornelio                 Senior Vice President and Director
-------------------------------------
Charles C. Cornelio


/s/ Mark E. Konen                       Senior Vice President and Director
-------------------------------------
Mark E. Konen



/s/ Michael S. Smith                    Assistant Vice President and Director
-------------------------------------
Michael S. Smith


/s/ J. Patrick Barrett                  Director
-------------------------------------
J. Patrick Barrett


/s/ Robert W. Dineen                    Director
-------------------------------------
Robert W. Dineen


/s/ George W. Henderson, III            Director
-------------------------------------
George W. Henderson, III


/s/ M. Leanne Lachman                   Director
-------------------------------------
M. Leanne Lachman


/s/ Louis G. Marcoccia                  Director
-------------------------------------
Louis G. Marcoccia


/s/ Patrick S. Pittard                  Director
-------------------------------------
Patrick S. Pittard


/s/ Dennis L. Schoff                    Director
-------------------------------------
Dennis L. Schoff


/s/ Westley V. Thompson                 Director
-------------------------------------
Westley V. Thompson

Version: February 11, 2008